ETF Opportunities Trust

T-REX 2X Long MSTR Daily Target ETF (MSTU)

(the “Fund”)

Supplement dated November 20, 2025

to the Prospectus and Statement of Additional Information (“SAI”),

each dated September 23, 2024, as amended October 1, 2024, January 16, 2025 and July 1, 2025

(as previously supplemented)

The Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) has approved a reverse stock split for the T-REX 2X Long MSTR Daily Target ETF at a proposed split ratio of 1:10. Shareholders will receive 1 share for every 10 shares held. The Creation Unit size for each Fund will remain at 10,000 shares per unit.

The record date for the reverse stock split will be December 1, 2025, and the reverse stock split will be effectuated after the close of trading on December 2, 2025. Shares of the Fund will begin trading on a split-adjusted basis on December 3, 2025.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 833-759-6110.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE